UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       April 12, 1999
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

     Applebee's International, Inc. (the "Company") issued a press release announcing the completion of the previously announced sale of its Rio Bravo Cantina concept. The press release is attached as Exhibit A hereto and incorporated herein by reference.


Item 7.           Exhibits

    (c)           Exhibits

    Exhibit                         Description

       A                            Press release of the Company dated
                                    April 13, 1999



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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    April 27, 1999                    By:   /s/  George D. Shadid
         ---------------------                      ---------------------
                                                    George D. Shadid
                                                    Executive Vice President and
                                                    Chief Financial Officer

Contact: George Shadid                               FOR IMMEDIATE RELEASE
Chief Financial Officer                              April 13, 1999
(913) 967-4035


                       APPLEBEE'S INTERNATIONAL COMPLETES
                        SALE OF RIO BRAVO CANTINA CONCEPT


OVERLAND PARK, KAN., April 13 -- Applebee's International, Inc. (Nasdaq:APPB) stated today that it has completed the previously announced sale of its Rio Bravo Cantina concept, which currently comprises 65 restaurants, including 40 company restaurants and 25 franchised restaurants, to Chevys, Inc.

Under the terms of the agreement, Chevys will become the franchisor of the Rio Bravo Cantina system and will continue to operate the company-owned restaurants. Chevys has agreed to provide a number of future operating alternatives for existing franchisees, including continued operation of franchise restaurants as Rio Bravo Cantinas or, in certain cases, conversion to Chevys Fresh Mex and Rio Bravo Fresh Mex restaurants.

The company also stated that the previously announced sale of its four specialty restaurants is expected to be completed by the end of April.

Lloyd Hill, chief executive officer of Applebee's International, said, "The sale of Rio Bravo supports our company's strategy to singularly focus on and optimize the core Applebee's brand. We would like to thank all of the Rio Bravo employees and franchisees and wish them future success."

Applebee's International, Inc., headquartered in Overland Park, Kan., currently develops, franchises and operates casual dining restaurants in 48 states and seven international countries, under the Applebee's Neighborhood Grill and Bar brand.